UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2010

MWI VETERINARY SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51468	02-0620757
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

651 S. Stratford Drive, Suite 100, Meridian, ID   83642

(Address of principal executive offices)   (Zip Code)

(208) 955-8930

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure

Attached as Exhibit 99.1 is a presentation that will be provided to investors and stockholders that attend the Company’s 2010 Annual Stockholders’ Meeting on February 9, 2010, 3:00 pm Mountain Standard Time, at The Grove Hotel, 245 S. Capitol Blvd., Boise, Idaho 83702.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including Exhibit 99.1) is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.         Financial Statements and Exhibits

(d)                                      Exhibits

The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1                            MWI Veterinary Supply, Inc. Stockholder Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MWI VETERINARY SUPPLY, INC.

Date: February 9, 2010	By:	/s/ Mary Patricia B. Thompson
Mary Patricia B. Thompson
Senior Vice President of Finance and Administration, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Stockholder Presentation communicated at the Company’s 2010 Annual Stockholders’ Meeting on February 9, 2010 at The Grove Hotel, 245 S. Capitol Blvd., Boise, Idaho 83702.